                                                                 ARTHUR ANDERSEN



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-65511 for Hart Life Insurance Company Separate Account Two on Form S-6.


Hartford, Connecticut                                    /s/ Arthur Andersen LLP
April 11, 2001